Summary Prospectus – April 27, 2020, as amended August 21, 2020
JNL Multi-Manager Small Cap Value Fund
Class A
Class I
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://connect.rightprospectus.com/Jackson. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 27, 2020, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Jackson. Instead, the reports will be made available on Jackson’s website (www.jackson.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Jackson electronically by doing one of the following:
•	Mailing in the postage-paid card on the cover of this report;
•	Calling 1-866-349-4564; or
•	Signing up on www.jackson.com
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform Jackson that you wish to continue receiving paper copies of your shareholder reports by contacting the appropriate Jackson Service Center. Your election to receive reports in paper will apply to all Funds held in each variable contract you purchased from Jackson.

Investment Objective.  The investment objective of the Fund is long-term total return.
Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.67%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.11%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	1.09%

[1]	"Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]
Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.67%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.11%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.79%

[1]	"Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]
Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
JNL Multi-Manager Small Cap Value Fund Class A
1 year	3 years	5 years	10 years
$111	$347	$601	$1,329

JNL Multi-Manager Small Cap Value Fund Class I
1 year	3 years	5 years	10 years
$81	$252	$439	$978

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.
Period
1/1/2019 - 12/31/2019	84%

Principal Investment Strategies. The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of small cap value strategies, sometimes referred to as “sleeves,” managed by five unaffiliated investment managers (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.
Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.
Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve's objective.
Congress Small Cap Value Strategy
Congress Asset Management Company, LLP ("Congress") constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.
The Small Cap Value Strategy market capitalization range is generally within the range of the Russell 2000 Value Index (between approximately $25.0 million and $6.2 billion as of December 31, 2019) at the time of purchase. The market capitalization range is expected to change over time.
Congress generally constructs the strategy to consist of 70-110 companies. The Small Cap Value Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts (“ADRs”) and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.
The strategy focuses on opportunities that Congress believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Congress employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. A stock may be sold, among other reasons, if Congress believes that the company’s cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.
Cooke & Bieler Small Cap Value Equity Strategy
Cooke & Bieler, L.P. (“C&B”) constructs the Small Cap Value Equity Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.
C&B invests principally in small-capitalization companies, which are defined as having market capitalizations within the market capitalization range of the constituents of Russell 2000® Index at the time of purchase. As of December 31, 2019, the Index had a market capitalization range of $13 million to $8.34 billion.
C&B manages a relatively focused portfolio of typically 40 to 60 companies that enables C&B to provide adequate diversification while allowing the portfolio to behave differently than the market.
C&B selects securities for the strategy based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management.
WCM Small Cap Value Strategy
WCM Investment Management, LLC (“WCM”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies that WCM believes are undervalued. WCM considers small capitalization companies to be companies within the market capitalization range of the constituents of the Russell 2000 Index (between approximately $12.7 million and $8.27 billion as of December 31, 2019). Investments in companies that move outside the capitalization range may continue to be held by the Small Cap Value Strategy at WCM’s discretion.
WCM generally constructs the strategy to consist of 25-40 companies.  WCM typically selects shareholder-friendly companies with a durable competitive advantage that are trading at a discount to intrinsic value. Characteristics of these companies include sustained, high returns on invested capital, consistent free cash flow generation, and impressive compounding of net book value over time.
Reinhart Genesis PMV Strategy
Reinhart Partners, Inc. (“Reinhart”) constructs the Reinhart Genesis PMV Strategy by investing equity securities issued by small-capitalization (“small-cap”) companies. Reinhart considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, within the capitalization range of the Russell 2500TM  Index as of the date it was last reconstituted. The market capitalizations within the Index vary, but as of December 31, 2019, they ranged from approximately $159 million to $12.2 billion.
Reinhart’s investment strategy utilizes Reinhart’s proprietary Private Market Value (“PMV”) methodology to determine a company’s true intrinsic value, which is the amount an acquirer would be willing to pay for the entire company. This PMV becomes the “anchor” by which all decisions by Reinhart are framed within an emotional market. PMV is calculated by observing actual takeover valuations and applying the corresponding, appropriate valuation multiples to each security analyzed. Reinhart selects investments for the strategy’s portfolio that generally can be purchased at a discount of 30% or more to the PMV. Reinhart typically sells investments when they reach or are close to reaching the PMV, or due to a change in the fundamentals of the security. In addition, Reinhart emphasizes quality and attempts to find sustainable competitive advantages, one stock at a time, with an overall focus on positive risk/reward to protect capital in challenging markets while capturing most of the upside return when stocks advance.
Reinhart may invest up to 20% of its net assets in securities of foreign issuers, real estate investment trusts (“REITs”) and securities of other investment companies, including exchange-traded funds (“ETFs”). Reinhart’s investment in other investment companies and ETFs will be within the limits of the Investment Company Act of 1940, as amended. Reinhart’s investments in foreign securities may include American depositary receipts (“ADRs”).
JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.
JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.
The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.
Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:
•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

•
Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur.  Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

•
Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes based on its analysis of such factors.  The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations.

•
Securities lending risk – Securities lending involves the risk of loss or delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent.

•
Foreign regulatory risk – The Adviser is a subsidiary of Jackson. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

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Depositary receipts risk – Depositary receipts, such as American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and European depositary receipts ("EDRs"), may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Depositary receipts involve many of the same risks as direct investments in foreign securities.  These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

•
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of mortgage-backed securities that may be held by the Fund.  Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.

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Portfolio turnover risk – Frequent changes in the securities held by a Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance prior to September 28, 2015, reflects the Fund’s results when managed by the former sub-adviser, Franklin Advisory Services, LLC.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
Annual Total Returns as of December 31
Class A
Best Quarter (ended 12/31/2011): 19.77%; Worst Quarter (ended 9/30/2011): -20.87%
Annual Total Returns as of December 31
Class I
Best Quarter (ended 12/31/2011): 19.83%; Worst Quarter (ended 9/30/2011): -20.83%
Average Annual Total Returns as of 12/31/2019
	1 year	5 year	10 year
JNL Multi-Manager Small Cap Value Fund (Class A)	25.26%	5.85%	10.01%
MSCI USA Small Value Index (Gross) (reflects no deduction for fees, expenses, or taxes)	22.92%	7.23%	11.67%

Average Annual Total Returns as of 12/31/2019
	1 year	5 year	10 year
JNL Multi-Manager Small Cap Value Fund (Class I)	25.68%	6.11%	10.25%
MSCI USA Small Value Index (Gross) (reflects no deduction for fees, expenses, or taxes)	22.92%	7.23%	11.67%

Portfolio Management.
Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)
Sub-Advisers:
Congress Asset Management Company, LLP ("Congress")
Cooke & Bieler, L.P. ("C&B")
WCM Investment Management, LLC (“WCM”)
Reinhart Partners, Inc. ("Reinhart")
Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2015	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2015	Portfolio Manager, JNAM
Jeff Kerrigan, CFA	September 2015	Portfolio Manager (Congress)
Steve Lyons, CFA	September 2015	Partner (C&B)
Michael Meyer, CFA	September 2015	Partner (C&B)
Edward O’Connor, CFA	September 2015	Partner (C&B)
R. James O’Neil, CFA	September 2015	Partner (C&B)
Mehul Trivedi, CFA	September 2015	Partner (C&B)
William Weber, CFA	September 2015	Partner (C&B)
Andrew Armstrong, CFA	December 2015	Principal (C&B)
Wesley Lim, CFA	December 2018	Principal (C&B)
Jon Detter	August 2018	Portfolio Manager and Business Analyst, WCM
Anthony Glickhouse	August 2018	Portfolio Manager and Business Analyst, WCM
Patrick F. McGee	August 2018	Portfolio Manager and Business Analyst, WCM
Matthew Martinek, CFA	October 2019	Principal and Lead Portfolio Manager, Reinhart
Brent Jesko	October 2019	Principal and Portfolio Manager, Reinhart

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.
This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.
Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.